UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 9, 2007

TWL Corporation
(Exact name of registrant as specified in charter)

Utah	000--08924	73-0981865
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4101 International Parkway Carrollton, Texas, 75007
(Address of principal executive offices)

(972) 309-4000
(Registrant’s Telephone Number, including Area Code)
Not Applicable
Former name or former address, if changed since last report

Copies to:

Darrin M. Ocasio, Esq.

Sichenzia Ross Friedman Ference LLP

1065 Avenue of the Americas

New York, New York 10018

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers;  Election of Directors; Appointment of Principal Officers.

Effective as of April 9, 2007, Ron Posner resigned as a member of the board of directors of TWL Corporation (the "Company"). Currently, the Company is undertaking efforts to search for a qualified replacement to be appointed to fill the board of directors’ vacancy created by the resignation of Mr. Posner.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWL Corporation

April 11, 2007	By:	/s/ Dennis J. Cagan
Name: Dennis J. Cagan
Title: Chief Executive Officer and President